UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 21, 2017

 V.F. Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Corporate Center Boulevard Greensboro, North Carolina	27408
(Address of Principal Executive Offices)	(Zip Code)

(336) 424-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

As previously disclosed in our Form 10-Q for the quarterly period ended April 1, 2017, filed with the Securities and Exchange Commission on May 10, 2017, V.F. Corporation (“VF”) sold its Licensed Sports Group (“LSG”) business, including the Majestic® brand, to Fanatics, Inc. on April 28, 2017. In conjunction with the LSG divestiture, VF executed its plan to entirely exit the licensing business, which comprises the LSG and JanSport® brand collegiate businesses (together, the “Licensing Business”). Accordingly, VF classified the assets and liabilities of the Licensing Business as held for sale and included the results of the Licensing Business in discontinued operations.

On August 26, 2016, VF completed the sale of its Contemporary Brands coalition, which included the 7 For All Mankind®, Splendid® and Ella Moss® brands. Accordingly, VF has classified the assets and liabilities of the Contemporary Brands coalition as held for sale as of March 2016, and included the results of this coalition in discontinued operations.

In order to assist investors in understanding the impact of these dispositions on VF’s results of operations, VF is furnishing its 2016 quarterly unaudited Condensed Consolidated Statements of Income and supplemental financial information, retrospectively revised to reflect these dispositions in discontinued operations, as Exhibit 99 to this Current Report on Form 8-K (the “Form 8-K”).

The information in this Form 8-K, including Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99	V.F. Corporation Retrospectively Revised 2016 Quarterly Unaudited Condensed Consolidated Statements of Income and Supplemental Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION
(Registrant)

		By:	/s/ Scott A. Roe
Scott A. Roe
Vice President & Chief Financial Officer

Date:	June 21, 2017

EXHIBIT INDEX

Exhibit No.	Description

99	V.F. Corporation Retrospectively Revised 2016 Quarterly Unaudited Condensed Consolidated Statements of Income and Supplemental Financial Information